UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                   Date of report (Date of earliest event reported):
                                  May 15, 2002
                                   -----------


                      Bank of America National Association
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



              U.S.A.              333-4152                 86-0645265
          --------------          -----------          -------------------

          (State  or  other       (Commission          (I.R.S.  Employer
          jurisdiction  of        File Number)         Identification Number)
          incorporation)


                      Bank of America National Association
                             1825 East Buckeye Road
                             Phoenix, Arizona 85034

                    (Address of principal executive offices)
                    ----------------------------------------



      (Registrant's telephone number, including area code):  (704) 388-3689
                                                             --------------

Item 7.         Financial Statement, Pro Forma Financial Statements and Exhibits
                ----------------------------------------------------------------

     (c)       Exhibits.


             20.1    SERIES  1997-A  -  Monthly  Certificateholders'  Statement
            20.2   SERIES  1997-A  - Schedule to Monthly Servicer's Certificate
            20.3   SERIES  1997-A  -  Monthly  Servicer's  Certificate
            20.4   SERIES  1998-A  -  Monthly  Certificateholders'  Statement
            20.5   SERIES  1998-A  - Schedule to Monthly Servicer's Certificate
            20.6   SERIES  1998-A  -  Monthly  Servicer's  Certificate
            20.7   SERIES  1998-B  -  Monthly  Certificateholders'  Statement
            20.8   SERIES  1998-B  - Schedule to Monthly Servicer's Certificate
            20.9   SERIES  1998-B  -  Monthly  Servicer's  Certificate
            20.10  SERIES  1999-A  -  Monthly  Certificateholders'  Statement
            20.11  SERIES  1999-A  - Schedule to Monthly Servicer's Certificate
            20.12  SERIES  1999-A  -  Monthly  Servicer's  Certificate
            20.13  SERIES  1999-B  -  Monthly  Certificateholders'  Statement
            20.14  SERIES  1999-B  - Schedule to Monthly Servicer's Certificate
            20.15  SERIES  1999-B  -  Monthly  Servicer's  Certificate
            20.16  SERIES  1999-C  -  Monthly  Certificateholders'  Statement
            20.17  SERIES  1999-C  - Schedule to Monthly Servicer's Certificate
            20.18  SERIES  1999-C  -  Monthly  Servicer's  Certificate
            20.19  SERIES  2001-A  -  Monthly  Servicer's  Certificate
            20.20  SERIES  2001-A  -  Monthly  Certificateholders'  Certificate
            20.21  SERIES  2001-A  - Schedule to Monthly Servicer's Certificate

                                    SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.



                      BANK OF AMERICA NATIONAL ASSOCIATION
                      ------------------------------------
                            (Transferor and Servicer)



     Dated:     May  15,  2002
                --------------



     By: /s/   R.  Brian  Rozelle
          ------------------------
     Name:     R.  Brian  Rozelle
     Title:    Assistant  Vice  President


                                INDEX TO EXHIBITS
                               ------------------



 Exhibit
  Number                            Exhibit
 --------                           -------

     20.1   SERIES  1997-A  -  Monthly  Certificateholders'  Statement
     20.2   SERIES  1997-A  -  Schedule  to  Monthly  Servicer's  Certificate
     20.3   SERIES  1997-A  -  Monthly  Servicer's  Certificate
     20.4   SERIES  1998-A  -  Monthly  Certificateholders'  Statement
     20.5   SERIES  1998-A  -  Schedule  to  Monthly  Servicer's  Certificate
     20.6   SERIES  1998-A  -  Monthly  Servicer's  Certificate
     20.7   SERIES  1998-B  -  Monthly  Certificateholders'  Statement
     20.8   SERIES  1998-B  -  Schedule  to  Monthly  Servicer's  Certificate
     20.9   SERIES  1998-B  -  Monthly  Servicer's  Certificate
     20.10  SERIES  1999-A  -  Monthly  Certificateholders'  Statement
     20.11  SERIES  1999-A  -  Schedule  to  Monthly  Servicer's  Certificate
     20.12  SERIES  1999-A  -  Monthly  Servicer's  Certificate
     20.13  SERIES  1999-B  -  Monthly  Certificateholders'  Statement
     20.14  SERIES  1999-B  -  Schedule  to  Monthly  Servicer's  Certificate
     20.15  SERIES  1999-B  -  Monthly  Servicer's  Certificate
     20.16  SERIES  1999-C  -  Monthly  Certificateholders'  Statement
     20.17  SERIES  1999-C  -  Schedule  to  Monthly  Servicer's  Certificate
     20.18  SERIES  1999-C  -  Monthly  Servicer's  Certificate
     20.19  SERIES  2001-A  -  Monthly  Servicer's  Certificate
     20.20  SERIES  2001-A  -  Monthly  Certificateholders'  Certificate
     20.21  SERIES  2001-A  -  Schedule  to  Monthly  Servicer's  Certificate